UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
September 21, 2026 (September 16, 2026)

Optimum Communications, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State of Incorporation)

001-38126		38-3980194
(Commission File Number)		(IRS Employer Identification Number)

1 Court Square West
Long Island City,	New York	11101
(Address of principal executive offices)		(Zip Code)

(516) 803-2300
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	OPTU	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.
The information appearing below under Item 4.02 regarding certain previously reported financial information of Optimum Communications, Inc. (the "Company") for the fiscal year ended December 31, 2025, and the fiscal quarters and year-to-date periods ended September 30, 2025, March 31, 2026, and June 30, 2026, is incorporated herein by reference.
The information appearing below under Item 4.02(a) refers to certain financial statements that the Company intends to restate. The Company identified that it inadvertently failed to recognize non-cash deferred tax benefits associated with two previous non-cash impairment charges of its indefinite-lived cable franchise rights during the periods described above. The restatement will not affect the Company's previously reported cash balances, revenues, capital expenditures, cash flows, EBITDA or loss before income taxes.
Item 4.02(a).    Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review
On September 16, 2026, the Audit Committee of the Board of Directors (the “Audit Committee”) of the Company, in consultation with management, concluded that certain previously issued consolidated financial statements of the Company (and related earnings releases, shareholder communications, investor presentations or other materials describing relevant portions of such financial statements) should no longer be relied upon because of errors in such financial statements related to understatements of deferred tax benefits and overstatements of a related deferred tax liability.
The audited consolidated financial statements as of and for the fiscal year ended December 31, 2025, contained within the Annual Report on Form 10-K for such year (and the associated audit report of the Company’s independent registered public accounting firm) and the unaudited consolidated financial statements contained within the Quarterly Reports on Form 10-Q for the interim periods ended September 30, 2025, March 31, 2026, and June 30, 2026, were impacted by these errors.
Accordingly, the Company intends to restate these financial statements by amending its Annual Report on Form 10-K for the year ended December 31, 2025, along with the applicable quarterly reports on Form 10-Q (the “Restated Filings”), as soon as reasonably practicable. Additionally, because the errors also impact the consolidated financial statements of the Company’s wholly-owned subsidiary, CSC Holdings, LLC, the Company intends to restate those consolidated financial statements for the corresponding periods.
Subsequent to the issuance of the Company’s consolidated financial statements as of and for the three and six months ended June 30, 2026, the Company identified that it inadvertently failed to recognize non-cash deferred tax benefits associated with two previous non-cash impairment charges of its indefinite-lived cable franchise rights during the periods described above. Such errors resulted in understatements of deferred income tax benefits and overstatements of the related deferred tax liability, which accordingly also impacted total liabilities, accumulated deficit, total stockholders’ deficiency and net loss. This identification of errors is preliminary, unaudited and may be subject to change (including the potential identification of additional errors) as we complete our procedures and prepare the Restated Filings.
The Audit Committee, along with management, discussed with KPMG LLP, the Company’s independent registered public accounting firm, the matters disclosed in this filing pursuant to this Item 4.02(a).
Summary of Impacts
The restatements are expected to reduce our previously reported net losses by correcting understatements of deferred tax benefits and overstatements of a related deferred tax liability of (i) approximately $430 million for the three and nine-month periods ended September 30, 2025, and for the year ended December 31, 2025, and (ii) approximately $720 million for the quarter ended March 31, 2026, and the six-month period ended June 30, 2026. These restatements will have corresponding impacts to total liabilities, accumulated deficit, and total stockholders’ deficiency; however, will not affect the Company's previously reported cash balances, revenues, capital expenditures, cash flows, EBITDA or loss before income taxes.

Controls and Procedures
Management is assessing the effect of the restatements on the Company’s internal control over financial reporting and disclosure controls and procedures and expects to report in its amended filings that a material weakness in its internal control over financial reporting related to accounting for income taxes existed during the affected periods. Accordingly, the Audit Committee concluded that management’s report on internal control over financial reporting as of December 31, 2025, and KPMG LLP’s opinion on the effectiveness of the Company’s internal control over financial reporting as of December 31, 2025, should no longer be relied upon.
Cautionary Statement Regarding Forward-Looking Statements
This current report contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those expressed or implied by these statements. You can generally identify forward-looking statements by the words “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “might,” “objective,” “outlook,” “plan,” “potential,” “predict,” “projection,” “seek,” “should,” “target,” “trend,” “will,” “would” or the negative version of these words or other comparable words. These forward-looking statements include, among others, the anticipated timing of the filing of the Restated Filings; the financial statements to be restated and the filings in which such restated financial statements will appear; and the Company's expectation that it will report a material weakness in its internal control over financial reporting. Such forward-looking statements are subject to various risks, uncertainties, assumptions, or changes in circumstances that are difficult to predict or quantify. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors include, but are not limited to, the risk that the Company might not be able to complete the restatement and Restated Filings as currently planned or within the time periods currently anticipated, the risk that additional information may become known prior to the expected filing with the SEC of the Restated Filings or that other subsequent events may occur that would require the Company to make additional adjustments to its financial statements, which could be material, or delay the filing of the corrected or future periodic reports with the SEC, risks related to the timing and results of the Company’s review of the effectiveness of internal control over financial reporting and related disclosure controls and procedures, remediation of the control deficiencies identified and our ability to implement and maintain effective internal control over financial reporting in the future, which may adversely affect the accuracy and timeliness of our financial reporting, identification of errors in our financial reporting in the future that require us to restate previously issued financial statements, which may subject us to unanticipated costs or regulatory penalties and could cause investors to lose confidence in the accuracy and completeness of our financial statements, the factors described under “Risk Factors” in the Company’s annual report on Form 10-K for the period ended December 31, 2025 and the Company’s other filings with the SEC, uncertainties, assumptions and changes in circumstances that may cause the Company’s actual results, performance or achievements to differ materially from those expressed or implied in any forward-looking statement. Each forward-looking statement contained herein speaks only as of the date of this current report, and the Company undertakes no obligation to update or revise any forward-looking statements whether as a result of new information, future developments or otherwise, except as required by law.
Item 9.01    Financial Statement and Exhibits

(d)	Exhibits.

Exhibit		Description

	104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPTIMUM COMMUNICATIONS, INC.

Dated: September 21, 2026	By:	/s/ Michael E. Olsen
Michael E. Olsen
General Counsel & Chief Corporate Responsibility Officer